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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


            We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 20, 1996 (except as to note 12, which is as of October 31, 1996), with respect to the consolidated financial statements of Franklin Telecommunications Corp. and subsidiaries included in its Annual Report on Form 10-K for the year ended June 30, 1998.

                                                CORBIN & WERTZ


Irvine, California
April 7, 1999